As filed with the Securities and Exchange Commission on June 4, 2015

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02273

TRANSAMERICA INCOME SHARES, INC.

(Exact Name of Registrant as Specified in Charter)

4600 S. Syracuse St., Suite 1100, Denver, Colorado 80237

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 493-4256

Tané T. Tyler, Esq., 4600 S. Syracuse St., Suite 1100, Denver, Colorado 80237

(Name and Address of Agent for Service)

Date of fiscal year end: March 31

Date of reporting period: April 1, 2014 – March 31, 2015

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

TRANSAMERICA INCOME SHARES, INC.

Annual Report

March 31, 2015

Transamerica Income Shares, Inc.

(unaudited)

MARKET ENVIRONMENT

The U.S. economic recovery continued during the year ended March 31, 2015, powered largely by annualized growth rates in gross domestic product in the first half of the period that exceeded 4%. Consumer spending increased as U.S. labor market conditions improved and oil prices fell. Growth slowed in the latter half of the period due to extreme weather that reduced consumer spending and, to a greater extent, the impact of a stronger U.S. dollar. The growing strength of the U.S. dollar relative to other currencies made U.S. goods more expensive, causing demand for U.S. exports to decline. This added to the U.S.’s negative trade balance and created a drag on economic growth.

A stronger U.S. dollar also had a positive effect: it pulled broad measures of inflation down well below the U.S. Federal Reserve’s (the “Fed”) target level of 2%, making it easier for the Fed to maintain interest rates at very low levels. Bond markets responded well, particularly those areas that are most sensitive to interest rates, such as long-dated U.S. Treasuries. Against this backdrop, the Barclays U.S. Aggregate Bond Index achieved gains.

PERFORMANCE

For the year ended March 31, 2015, Transamerica Income Shares, Inc. returned 3.84% on a net asset value basis and 2.77% on a market basis. By comparison its benchmark, the Barclays U.S. Aggregate Bond Index, returned 5.72%.

STRATEGY REVIEW

The Fund underperformed the benchmark, as conservative duration positioning more than offset the benefit of owning securities that provide attractive levels of current income. Concerned about the possibility of rising interest rates, we underweighted long-maturity bonds and highly rate-sensitive investments like Treasuries in favor of larger exposures to the investment grade, high-yield, asset-backed security and emerging market segments of the market. As a result, the Fund did not participate as fully as the index when interest rates rallied and long-dated Treasuries outperformed.

Among the seven sectors that comprise the index, the investment-grade sector was second only to sovereign debt in terms of total return. Within that sector, we emphasized bonds issued by financial companies, a sub-sector that was well positioned to benefit from improving economic conditions. We also limited exposure to industrial companies that, in our view, were vulnerable to falling oil prices. This provided a modicum of protection when a sudden drop in oil prices during the latter half of 2014 roiled the commodities, currencies and bond markets. In the final three months of the period, industrials fared well as oil prices settled near six-year lows. However, the positive impact was partially muted by foreign exchange trends, as the stronger U.S. dollar devalued company profits that were generated in other countries.

We enter the new fiscal year still believing that—in a world constrained by slow secular growth—many sectors of the bond market offer better risk-adjusted return potential than Treasuries. Accordingly, we have continued to maintain a shorter-than-index duration and substantial underweights to Treasuries and agencies, reflecting the interest-rate risks inherent in those portions of the market. We also maintain our off-index investment in non-agency residential mortgage-backed securities and continue to believe that the commercial mortgage-backed securities market provides opportunities. Finally, with regard to corporate credit, we remain modestly constructive in the short-term and anticipate that the dispersion of returns at both the sector and company level will increase as the year unfolds.

Brian W. Westhoff, CFA

Rick Perry, CFA

Doug Weih, CFA

James K. Schaeffer

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at October 1, 2014, and held for the entire period until March 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

	Actual Expenses (A)		Hypothetical Expenses (B)
Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period (C) October 1, 2014 - March 31, 2015	Ending Account Value March 31, 2015	Expenses Paid During Period (C) October 1, 2014 - March 31, 2015	Annualized Expense Ratio (D)
$1,000.00	$1,016.60	$3.62	$1,021.30	$3.63	0.72%

(A)	Based on net asset value return.

(B)	5% return per year before expenses.

(C)	Expenses are calculated using the Fund’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (365 days).

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At March 31, 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	65.5%
Mortgage-Backed Securities	15.4
Asset-Backed Securities	7.7
Securities Lending Collateral	7.4
Short-Term U.S. Government Obligation	2.8
U.S. Government Agency Obligations	2.7
U.S. Government Obligations	2.5
Foreign Government Obligations	2.0
Preferred Stocks	1.5
Municipal Government Obligations	1.2
Repurchase Agreement	0.8
Convertible Preferred Stocks	0.6
Net Other Assets (Liabilities)	(10.1)
Total	100.0%

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2015

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 2.5%
U.S. Treasury Inflation Indexed Bond 2.50%, 01/15/2029	$ 979,830	$ 1,251,580
U.S. Treasury Note
2.00%, 02/15/2025 (A)	445,000	447,816
2.50%, 08/15/2023	1,783,200	1,876,679

Total U.S. Government Obligations (Cost $3,242,347)		3,576,075

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.7%
Federal Home Loan Mortgage Corp., IO 5.00%, 08/01/2035	880,862	160,365
Federal National Mortgage Association 3.50%, TBA (B)	3,455,000	3,665,539

Total U.S. Government Agency Obligations (Cost $4,147,729)		3,825,904

FOREIGN GOVERNMENT OBLIGATIONS - 2.0%
Canada Housing Trust No. 1 3.15%, 06/15/2015	CAD 1,500,000	1,190,336
Mexican Bonos
7.25%, 12/15/2016	MXN 14,000,000	968,390
8.50%, 12/13/2018	10,285,700	754,346

Total Foreign Government Obligations (Cost $3,402,310)		2,913,072

MORTGAGE-BACKED SECURITIES - 15.4%
7 WTC Depositor LLC Trust Series 2012-7WTC, Class A 4.08%, 03/13/2031 (C)	$ 340,924	349,926
Alternative Loan Trust
Series 2004-3T1, Class A3
5.00%, 05/25/2034	206,808	211,775
Series 2005-14, Class 4A1
0.39%, 05/25/2035 (D)	1,204,777	1,021,510
Series 2006-OC1, Class 2A3A
0.49%, 03/25/2036 (D)	1,314,345	1,161,603
Banc of America Funding Trust Series 2007-3, Class TA2 0.35%, 04/25/2037 (D)	751,515	529,391
BB-UBS Trust Series 2012-TFT, Class C 3.47%, 06/05/2030 (C) (D)	745,000	727,159
BBCMS Trust
Series 2013-TYSN, Class B
4.04%, 09/05/2032 (C)	600,000	647,281
Series 2014-BXO, Class C
2.17%, 08/15/2027 (C) (D)	765,000	766,489
BCAP LLC Trust
Series 2009-RR10, Class 2A1
2.71%, 08/26/2035 (C) (D)	225,268	222,744
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037 (C) (D)	267,826	284,028
Series 2009-RR6, Class 2A1
2.53%, 08/26/2035 (C) (D)	441,987	439,628
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 (C) (D)	299,163	306,224
Boca Hotel Portfolio Trust Series 2013-BOCA, Class C 2.32%, 08/15/2026 (C) (D)	1,000,000	998,228

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust Series 2014-388G, Class D 1.92%, 06/15/2033 (C) (D)	$ 320,000	$ 318,422
Citigroup Mortgage Loan Trust
Series 2014-A, Class A
4.00%, 01/25/2035 (C) (D)	487,669	507,022
Series 2015-A, Class A1
3.50%, 06/25/2058	720,000	729,687
COMM Mortgage Trust
Series 2013-FL3, Class B
2.15%, 10/13/2028 (C) (D)	907,000	919,263
Series 2014-PAT, Class D
2.33%, 08/13/2027 (C) (D)	930,000	937,927
CSMC Trust
Series 2010-18R, Class 1A11
3.75%, 08/26/2035 (C) (D)	115,854	115,276
Series 2010-RR2, Class 1B
5.51%, 04/15/2047 (C) (D)	700,000	750,039
GSR Mortgage Loan Trust Series 2007-OA1, Class 2A1 0.30%, 05/25/2037 (D)	384,235	224,878
Hilton USA Trust Series 2013-HLF, Class CFL 2.07%, 11/05/2030 (C) (D)	394,186	394,186
Impac CMB Trust Series 2007-A, Class A 0.42%, 05/25/2037 (C) (D)	536,627	515,206
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2007-AR15, Class 2A1 4.28%, 08/25/2037 (D)	269,085	224,542
Jefferies Re-REMIC Trust
Series 2009-R2, Class 2A
2.56%, 12/26/2037 (C) (D)	202,756	202,200
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 (C)	116,325	121,059
Series 2009-R7, Class 12A1
2.62%, 08/26/2036 (C) (D)	85,719	84,862
Series 2009-R7, Class 1A1
2.35%, 02/26/2036(C) (D)	390,617	382,530
Series 2009-R7, Class 4A1
2.39%, 09/26/2034 (C) (D)	203,400	200,029
Series 2009-R9, Class 1A1
2.24%, 08/26/2046 (C) (D)	250,753	253,079
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-LD11, Class AM
5.78%, 06/15/2049 (D)	760,000	799,630
Series 2007-LD11, Class ASB
5.78%, 06/15/2049 (D)	252,700	263,341
Series 2014-FBLU, Class C
2.17%, 12/15/2028 (C) (D)	900,000	900,872
Series 2015-CSMO, Class C
2.43%, 01/15/2032 (C) (D)	435,000	435,558
JPMorgan Commercial Mortgage-Backed Securities Trust Series 2009-RR2, Class MLB 5.74%, 06/15/2050 (C) (D)	936,000	988,068

The notes to financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Re-REMIC Trust Series 2009-7, Class 8A1 2.80%, 01/27/2047 (C) (D)	$ 86,911	$ 87,348
LB Commercial Mortgage Trust Series 2007-C3, Class A1A 5.85%, 07/15/2044 (D)	400,555	435,924
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4A
5.80%, 08/15/2045 (C) (D)	815,376	872,606
Series 2010-R4, Class 3A
5.50%, 08/26/2047 (C)	376,628	389,472
ORES LLC Series 2014-LV3, Class A 3.00%, 03/27/2024 (C)	193,538	193,538
RALI Trust
Series 2006-QO1, Class 3A1
0.44%, 02/25/2046 (D)	1,098,629	671,595
Series 2006-QO2, Class A1
0.39%, 02/25/2046 (D)	140,861	67,355
Series 2007-QH5, Class AI1
0.38%, 06/25/2037 (D)	539,735	408,700
Residential Asset Securitization Trust Series 2004-A4, Class A11 5.50%, 08/25/2034	934,985	979,081
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1
2.49%, 06/25/2033 (D)	75,715	76,367
Series 2003-L, Class 1A2
2.49%, 11/25/2033 (D)	61,379	61,261

Total Mortgage-Backed Securities (Cost $21,329,378)		22,176,909

ASSET-BACKED SECURITIES - 7.7%
BXG Receivables Note Trust Series 2015-A, Class A 2.88%, 05/02/2030 (C)	722,525	722,434
Countrywide Asset-Backed Certificates Series 2006-6, Class 2A3 0.45%, 09/25/2036 (D)	2,000,000	1,708,794
Diamond Resorts Owner Trust
Series 2013-1, Class A
1.95%, 01/20/2025 (C)	237,344	235,014
Series 2014-1, Class A
2.54%, 05/20/2027 (C)	597,806	600,763
GSAA Trust Series 2006-1, Class A3 0.50%, 01/25/2036 (D)	974,330	676,530
GSAMP Trust Series 2006-HE1, Class A2D 0.48%, 01/25/2036 (D)	1,230,000	1,129,856
Hilton Grand Vacations Trust Series 2013-A, Class A 2.28%, 01/25/2026 (C)	268,024	270,344
HSBC Home Equity Loan Trust
Series 2006-3, Class A4
0.42%, 03/20/2036 (D)	601,913	597,234
Series 2007-2, Class M1
0.49%, 07/20/2036 (D)	100,000	94,409

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Lehman XS Trust Series 2005-8, Class 1A3 0.52%, 12/25/2035 (D)	$ 1,033,448	$ 678,741
Popular ABS Mortgage Pass-Through Trust Series 2006-A, Class A4 0.49%, 02/25/2036 (D)	514,467	505,359
Sierra Timeshare Receivables Funding LLC Series 2014-1A, Class A 2.07%, 03/20/2030 (C)	338,109	340,117
Spirit Master Funding LLC Series 2014-3A, Class A 5.74%, 03/20/2042 (C)	1,673,209	1,867,200
Truman Capital Mortgage Loan Trust Series 2005-1, Class A 0.60%, 03/25/2037 (C) (D)	422,630	412,350
Westgate Resorts LLC
Series 2013-1A, Class A
2.25%, 08/20/2025 (C)	476,738	475,451
Series 2015-1A, Class A
2.75%, 05/20/2027 (C)	843,989	845,268

Total Asset-Backed Securities (Cost $9,170,358)		11,159,864

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.2%
California - 1.0%
State of California, General Obligation Unlimited 7.95%, 03/01/2036	1,195,000	1,476,674

Rhode Island - 0.2%
Rhode Island Economic Development Corp., Revenue Bonds AGM 6.00%, 11/01/2015 (E)	295,000	302,534

Total Municipal Government Obligations (Cost $1,517,207)		1,779,208

CORPORATE DEBT SECURITIES - 65.5%
Aerospace & Defense - 0.5%
Bombardier, Inc.
4.75%, 04/15/2019 (A) (C)	450,000	441,000
7.50%, 03/15/2025 (C)	245,000	241,784

		682,784

Airlines - 2.1%
America West Airlines Pass-Through Trust 8.06%, 01/02/2022	399,088	454,960
American Airlines Pass-Through Trust 4.00%, 01/15/2027	642,015	667,695
Continental Airlines Pass-Through Trust
6.90%, 10/19/2023	645,083	692,690
7.46%, 10/01/2016	44,774	44,774
U.S. Airways Pass-Through Trust 3.95%, 05/15/2027	427,187	443,207
UAL Pass-Through Trust 10.40%, 05/01/2018	414,737	452,602
Virgin Australia Trust 5.00%, 04/23/2025 (C)	274,897	289,329

		3,045,257

The notes to financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks - 9.0%
Barclays Bank PLC 10.18%, 06/12/2021 (C)	$ 1,212,000	$ 1,657,980
BBVA Bancomer SA 6.50%, 03/10/2021 (C)	800,000	885,504
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 11.00%, 06/30/2019 (C) (D) (F)	1,095,000	1,409,812
Deutsche Bank AG 4.50%, 04/01/2025 (B)	870,000	871,305
HBOS PLC Series MTN 6.75%, 05/21/2018 (C)	1,015,000	1,135,616
HSBC Holdings PLC 6.38%, 09/17/2024 (A) (D) (F)	615,000	628,069
ING Bank NV 5.80%, 09/25/2023 (C)	925,000	1,047,210
Intesa Sanpaolo SpA
3.13%, 01/15/2016	545,000	552,423
5.02%, 06/26/2024 (C)	480,000	491,275
Regions Bank 7.50%, 05/15/2018	1,115,000	1,296,000
Royal Bank of Scotland Group PLC 5.13%, 05/28/2024 (A)	935,000	980,919
Santander Bank NA 2.00%, 01/12/2018	610,000	612,632
Turkiye Halk Bankasi AS 4.75%, 06/04/2019 (C)	230,000	229,692
Wells Fargo & Co. 7.98%, 03/15/2018 (A) (D) (F)	1,065,000	1,166,175

		12,964,612

Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc. 9.75%, 11/17/2015	BRL 1,200,000	369,601

Building Products - 1.3%
Associated Materials LLC / AMH New Finance, Inc. 9.13%, 11/01/2017	$ 550,000	478,500
Owens Corning 4.20%, 12/15/2022	1,390,000	1,450,544

		1,929,044

Capital Markets - 1.8%
Goldman Sachs Group, Inc. 5.70%, 05/10/2019 (A) (D) (F)	395,000	406,356
Morgan Stanley
5.45%, 07/15/2019 (D) (F)	305,000	307,287
5.75%, 01/25/2021	400,000	466,933
Prospect Capital Corp. 5.88%, 03/15/2023 (A)	805,000	830,489
UBS AG 7.63%, 08/17/2022	490,000	594,310

		2,605,375

Commercial Services & Supplies - 0.6%
Steelcase, Inc. 6.38%, 02/15/2021	800,000	917,749

Communications Equipment - 0.7%
Motorola Solutions, Inc. 3.50%, 09/01/2021	1,005,000	1,030,173

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction Materials - 0.8%
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	$ 1,115,000	$ 1,168,981

Consumer Finance - 2.0%
Ally Financial, Inc. 4.63%, 06/26/2015	650,000	653,250
Discover Financial Services 3.75%, 03/04/2025	725,000	730,319
Springleaf Finance Corp. Series MTN 6.90%, 12/15/2017	1,430,000	1,522,950

		2,906,519

Containers & Packaging - 0.8%
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is 6.00%, 06/15/2017 (C)	190,000	190,475
Coveris Holdings SA 7.88%, 11/01/2019 (C)	200,000	204,500
Exopack Holding Corp. 10.00%, 06/01/2018 (C)	720,000	761,400

		1,156,375

Distributors - 0.4%
Owens & Minor, Inc. 3.88%, 09/15/2021	615,000	643,337

Diversified Financial Services - 4.4%
Citigroup, Inc. 5.95%, 01/30/2023 (D) (F)	1,070,000	1,083,375
General Electric Capital Corp. 7.13%, 06/15/2022 (D) (F)	700,000	821,625
ILFC E-Capital Trust I 4.09%, 12/21/2065 (C) (D)	575,000	541,937
Jefferies Group LLC 5.13%, 01/20/2023	440,000	456,722
JPMorgan Chase & Co. 5.15%, 05/01/2023 (A) (D) (F)	700,000	683,375
Oaktree Capital Management, LP 6.75%, 12/02/2019 (C)	1,110,000	1,312,642
Vesey Street Investment Trust I 4.40%, 09/01/2016 (G)	835,000	870,634
Voya Financial, Inc. 5.50%, 07/15/2022	470,000	543,130

		6,313,440

Diversified Telecommunication Services - 3.1%
CenturyLink, Inc. 5.80%, 03/15/2022	710,000	739,287
Frontier Communications Corp. 7.63%, 04/15/2024	710,000	739,288
Hughes Satellite Systems Corp. 6.50%, 06/15/2019	200,000	217,000
Level 3 Communications, Inc. 8.88%, 06/01/2019	85,000	89,463
Level 3 Financing, Inc. 8.13%, 07/01/2019	660,000	693,825
Unison Ground Lease Funding LLC 6.39%, 04/15/2040 (C)	1,515,000	1,748,540
Verizon Communications, Inc. 1.80%, 09/15/2016 (D)	250,000	254,029

		4,481,432

The notes to financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.3%
EDP Finance BV 5.25%, 01/14/2021 (C)	$ 365,000	$ 395,638

Electronic Equipment, Instruments & Components - 0.5%
Arrow Electronics, Inc. 3.50%, 04/01/2022	670,000	671,569

Energy Equipment & Services - 2.1%
Hiland Partners, LP / Hiland Partners Finance Corp. 7.25%, 10/01/2020 (C)	440,000	474,100
NuStar Logistics, LP 8.15%, 04/15/2018	975,000	1,092,228
Seadrill, Ltd. 6.13%, 09/15/2017 (A) (C)	325,000	274,625
Transocean, Inc. 6.38%, 12/15/2021 (A)	490,000	412,212
Weatherford International, Ltd. 9.63%, 03/01/2019	730,000	836,289

		3,089,454

Food & Staples Retailing - 0.5%
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	720,000	741,249

Food Products - 0.5%
Post Holdings, Inc. 7.38%, 02/15/2022	635,000	657,225

Health Care Equipment & Supplies - 0.8%
Becton Dickinson and Co. 2.68%, 12/15/2019	500,000	510,708
Mallinckrodt International Finance SA 3.50%, 04/15/2018	680,000	669,800

		1,180,508

Health Care Providers & Services - 0.9%
CHS / Community Health Systems, Inc. 7.13%, 07/15/2020	500,000	530,000
Express Scripts Holding Co. 4.75%, 11/15/2021	660,000	742,571

		1,272,571

Hotels, Restaurants & Leisure - 0.9%
Cleopatra Finance, Ltd. 6.25%, 02/15/2022 (C)	365,000	356,788
Scientific Games International, Inc. 7.00%, 01/01/2022 (A) (C)	182,000	186,095
Wyndham Worldwide Corp. 2.50%, 03/01/2018	755,000	758,176

		1,301,059

Household Durables - 0.4%
Meritage Homes Corp. 4.50%, 03/01/2018	525,000	534,188

Household Products - 0.6%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/2020	780,000	806,325

Independent Power and Renewable Electricity Producers - 0.8%
NRG Energy, Inc. 7.88%, 05/15/2021	1,080,000	1,161,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance - 7.8%
American Financial Group, Inc. 9.88%, 06/15/2019	$ 920,000	$ 1,175,163
Chubb Corp. 6.38%, 03/29/2067 (D)	879,000	931,740
Fidelity National Financial, Inc. 6.60%, 05/15/2017	1,405,000	1,535,103
Hanover Insurance Group, Inc. 6.38%, 06/15/2021	865,000	1,016,335
Lincoln National Corp. 8.75%, 07/01/2019	525,000	660,601
Oil Insurance, Ltd. 3.26%, 05/01/2015 (C) (D) (F)	675,000	600,750
Principal Financial Group, Inc. 8.88%, 05/15/2019	285,000	358,657
Reinsurance Group of America, Inc. 6.75%, 12/15/2065 (D)	810,000	789,750
Sompo Japan Insurance, Inc. 5.33%, 03/28/2073 (C) (D)	1,250,000	1,350,000
Stone Street Trust 5.90%, 12/15/2015 (C)	1,400,000	1,443,040
ZFS Finance USA Trust II 6.45%, 12/15/2065 (C) (D)	1,360,000	1,428,000

		11,289,139

IT Services - 0.6%
Cardtronics, Inc. 5.13%, 08/01/2022 (C)	880,000	869,000

Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc. 3.30%, 02/15/2022	730,000	748,519

Media - 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.25%, 10/30/2017 (A)	509,000	530,632
Clear Channel Worldwide Holdings, Inc. 7.63%, 03/15/2020	695,000	730,000
Numericable-SFR SAS 4.88%, 05/15/2019 (C)	340,000	338,300

		1,598,932

Metals & Mining - 1.5%
Anglo American Capital PLC 9.38%, 04/08/2019 (A) (C)	555,000	695,663
Glencore Finance Canada, Ltd. 5.80%, 11/15/2016 (C)	325,000	345,875
Glencore Funding LLC 2.50%, 01/15/2019 (A) (C)	220,000	220,106
Rio Tinto Finance USA, Ltd. 9.00%, 05/01/2019 (A)	700,000	887,676

		2,149,320

Multi-Utilities - 0.6%
Black Hills Corp. 5.88%, 07/15/2020	700,000	807,285

Oil, Gas & Consumable Fuels - 4.2%
California Resources Corp. 5.00%, 01/15/2020 (A) (C)	323,000	291,508
Chesapeake Energy Corp.
3.50%, 04/15/2019 (D)	100,000	96,250
6.50%, 08/15/2017	675,000	710,437

The notes to financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Citgo Holding, Inc. 10.75%, 02/15/2020 (A) (C)	$ 438,000	$ 451,140
CITGO Petroleum Corp. 6.25%, 08/15/2022 (C)	379,000	367,630
Linn Energy LLC / Linn Energy Finance Corp. 6.25%, 11/01/2019	695,000	549,050
Lukoil International Finance BV 3.42%, 04/24/2018 (C)	525,000	483,394
ONEOK Partners, LP 4.90%, 03/15/2025 (A)	570,000	576,739
Petrobras Global Finance BV 3.00%, 01/15/2019 (A)	650,000	561,158
Petroleum Co., of Trinidad & Tobago, Ltd. 9.75%, 08/14/2019 (C)	571,000	677,349
Ras Laffan Liquefied Natural Gas Co., Ltd. III 6.75%, 09/30/2019 (A) (C)	925,000	1,100,972
Rosneft Oil Co. via Rosneft International Finance, Ltd. 3.15%, 03/06/2017 (C)	270,000	253,800

		6,119,427

Paper & Forest Products - 0.6%
Ainsworth Lumber Co., Ltd. 7.50%, 12/15/2017 (C)	315,000	327,206
Boise Cascade Co. 6.38%, 11/01/2020	480,000	505,200

		832,406

Pharmaceuticals - 1.1%
Actavis Funding SCS
1.30%, 06/15/2017	135,000	133,845
3.80%, 03/15/2025	625,000	645,019
Actavis, Inc. 3.25%, 10/01/2022	465,000	464,562
VRX Escrow Corp.
5.88%, 05/15/2023 (C)	145,000	148,625
6.13%, 04/15/2025 (C)	123,000	127,305

		1,519,356

Professional Services - 0.3%
Ceridian HCM Holding, Inc. 11.00%, 03/15/2021 (C)	451,000	466,785

Real Estate Investment Trusts - 2.9%
ARC Properties Operating Partnership, LP 2.00%, 02/06/2017	685,000	664,108
CBL & Associates, LP 5.25%, 12/01/2023	490,000	524,523
EPR Properties 7.75%, 07/15/2020	1,190,000	1,438,335
Government Properties Income Trust 3.75%, 08/15/2019	805,000	834,108
Kilroy Realty, LP 6.63%, 06/01/2020	595,000	702,397

		4,163,471

Road & Rail - 1.6%
Aviation Capital Group Corp.
4.63%, 01/31/2018 (C)	530,000	552,877
7.13%, 10/15/2020 (C)	1,500,000	1,741,575

		2,294,452

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.3%
KLA-Tencor Corp. 4.13%, 11/01/2021	$ 400,000	$ 421,113

Software - 0.6% (C)
First Data Corp.
6.75%, 11/01/2020	423,000	450,495
7.38%, 06/15/2019	370,000	386,650

		837,145

Specialty Retail - 0.4%
Claire’s Stores, Inc. 9.00%, 03/15/2019 (A) (C)	635,000	576,263

Tobacco - 0.5%
Lorillard Tobacco Co. 8.13%, 06/23/2019	575,000	703,231

Trading Companies & Distributors - 0.6%
International Lease Finance Corp. 6.75%, 09/01/2016 (C)	880,000	935,000

Wireless Telecommunication Services - 4.2%
Crown Castle Towers LLC
4.88%, 08/15/2040 (C)	965,000	1,059,585
6.11%, 01/15/2040 (C)	1,065,000	1,214,931
SBA Tower Trust 5.10%, 04/15/2042 (C)	1,440,000	1,506,074
Sprint Communications, Inc. 9.00%, 11/15/2018 (C)	700,000	803,250
WCP Wireless Site Funding / WCP Wireless Site RE Funding 6.83%, 11/15/2040 (C)	1,445,000	1,473,472

		6,057,312

Total Corporate Debt Securities (Cost $89,138,100)		94,413,621

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 2.8%
U.S. Treasury Bill 0.02%, 06/11/2015 (H)	3,975,900	3,975,782

Total Short-Term U.S. Government Obligation (Cost $3,975,782)		3,975,782

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.6%
Multi-Utilities - 0.3%
Dominion Resources, Inc. Series A, 6.13%	7,000	393,120

Pharmaceuticals - 0.1%
Actavis PLC Series A, 5.50%	217	219,604

Real Estate Investment Trusts - 0.2%
Weyerhaeuser Co. Series A, 6.38%	5,000	273,600

Total Convertible Preferred Stocks (Cost $842,412)		886,324

PREFERRED STOCKS - 1.5%
Banks - 0.3%
CoBank ACB Series F, 6.25% (D)	4,530	463,334

Consumer Finance - 0.5%
Ally Financial, Inc. Series A, 8.50% (D)	24,800	661,416

The notes to financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2015

	Shares	Value
PREFERRED STOCKS (continued)
Diversified Telecommunication Services - 0.7%
Centaur Funding Corp. Series B, 9.08% (C)	852	$ 1,058,078

Total Preferred Stocks (Cost $1,871,577)		2,182,828

SECURITIES LENDING COLLATERAL - 7.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (H)	10,732,942	10,732,942

Total Securities Lending Collateral (Cost $10,732,942)		10,732,942

Principal	Value
REPURCHASE AGREEMENT - 0.8%

State Street Bank & Trust Co. 0.01% (H), dated 03/31/2015, to be repurchased at $1,196,945 on 04/01/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 11/01/2027, and with a value of $1,221,561.

$ 1,196,945	$ 1,196,945

Total Repurchase Agreement (Cost $1,196,945)	1,196,945

Total Investments (Cost $150,567,087) (I)	158,819,474
Net Other Assets (Liabilities) - (10.1)%	(14,588,994)

Net Assets - 100.0%	$ 144,230,480

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value at March 31, 2015
ASSETS
Investments
U.S. Government Obligations	$—	$3,576,075	$—	$3,576,075
U.S. Government Agency Obligations	—	3,825,904	—	3,825,904
Foreign Government Obligations	—	2,913,072	—	2,913,072
Mortgage-Backed Securities	—	22,176,909	—	22,176,909
Asset-Backed Securities	—	11,159,864	—	11,159,864
Municipal Government Obligations	—	1,779,208	—	1,779,208
Corporate Debt Securities	—	94,413,621	—	94,413,621
Short-Term U.S. Government Obligation	—	3,975,782	—	3,975,782
Convertible Preferred Stocks	886,324	—	—	886,324
Preferred Stocks	2,182,828	—	—	2,182,828
Securities Lending Collateral	10,732,942	—	—	10,732,942
Repurchase Agreement	—	1,196,945	—	1,196,945

Total Investments	$13,802,094	$145,017,380	$—	$158,819,474

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $10,514,571. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	When-issued security or delayed-delivery security; To be settled and delivered after March 31, 2015.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the total aggregate value of 144A securities is $58,099,850, representing 40.3% of the Fund’s net assets.
(D)	Floating or variable rate security. The rate disclosed is as of March 31, 2015.
(E)	Illiquid security. The total aggregate value of illiquid securities is $302,534, representing 0.2% of the Fund’s net assets.
(F)	The security has a perpetual maturity; the date displayed is the next call date.
(G)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of March 31, 2015; the maturity date disclosed is the ultimate maturity date.
(H)	Rate disclosed reflects the yield at March 31, 2015.
(I)	Aggregate cost for federal income tax purposes is $151,927,417. Aggregate gross unrealized appreciation and depreciation for all securities is $9,001,946 and $2,109,889, respectively. Net unrealized appreciation for tax purposes is $6,892,057.
(J)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended March 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The notes to financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2015

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CAD	Canadian Dollar
MXN	Mexican Peso

PORTFOLIO ABBREVIATIONS:

AGM	Assured Guaranty Municipal Corp.
IO	Interest only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
MTN	Medium Term Note
TBA	To Be Announced

The notes to financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

STATEMENT OF ASSETS AND LIABILITIES

At March 31, 2015

Assets:
Investments, at value (cost $149,370,142) (including securities loaned of $10,514,571)	$157,622,529
Repurchase agreement, at value (cost $1,196,945)	1,196,945
Cash	30,881
Receivables:
Investments sold	609,325
Interest	1,441,686
Dividends	16,422
Net income from securities lending	1,705
Prepaid expenses	2,827

Total assets	160,922,320

Liabilities:
Payables and other liabilities:
Investments purchased	732,207
When-issued securities purchased	4,522,873
Investment advisory fees	63,257
Administration fees	3,163
Transfer agent fees	3,951
Directors fees	2,115
Audit and tax fees	37,302
Custody fees	259
Legal fees	9,329
Printing and shareholder reports fees	9,308
Distributions payable to shareholders	568,689
Other	6,445
Collateral for securities on loan	10,732,942

Total liabilities	16,691,840

Net assets	$144,230,480

Net assets consist of:
Paid-in capital	$140,831,349
Undistributed (distributions in excess of) net investment income (loss)	(1,770,848)
Accumulated net realized gain (loss)	(3,079,108)
Net unrealized appreciation (depreciation) on:
Investments	8,252,387
Translation of assets and liabilities denominated in foreign currencies	(3,300)

Net assets	$144,230,480

Shares of common stock outstanding (20,000,000 shares at $1.00 par value)	6,318,771

Net asset value per share	$22.83

STATEMENT OF OPERATIONS

For the year ended March 31, 2015

Investment Income:
Dividend income	$210,208
Interest income	6,654,754
Net income from securities lending	17,269

Total investment income	6,882,231

Expenses:
Investment advisory fees	729,140
Administration fees	36,457
Transfer agent fees	50,312
Directors fees	50,264
Audit and tax fees	42,088
Custody fees	47,682
Legal fees	45,669
Printing and shareholder reports fees	36,346
Other	53,185

Total expenses	1,091,143

Net investment income (loss)	5,791,088

Net realized gain (loss) on:
Investments	1,180,143
Foreign currency transactions	(10,326)

Net realized gain (loss)	1,169,817

Net change in unrealized appreciation (depreciation) on:
Investments	(2,238,246)
Translation of assets and liabilities denominated in foreign currencies	(4,339)

Net change in unrealized appreciation (depreciation)	(2,242,585)

Net realized and change in unrealized gain (loss)	(1,072,768)

Net increase (decrease) in net assets resulting from operations	$4,718,320

The notes to financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	March 31, 2015	March 31, 2014
From operations:
Net investment income (loss)	$5,791,088	$6,417,684
Net realized gain (loss)	1,169,817	2,482,194
Net change in unrealized appreciation (depreciation)	(2,242,585)	(3,491,053)

Net increase (decrease) in net assets resulting from operations	4,718,320	5,408,825

Distributions to shareholders:
Net investment income	(6,208,195)	(6,950,652)

Net increase (decrease) in net assets	(1,489,875)	(1,541,827)

Net assets:
Beginning of year	145,720,355	147,262,182

End of year	$144,230,480	$145,720,355

Undistributed (distributions in excess of) net investment income (loss)	$(1,770,848)	$(1,609,548)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2011
Net asset value, beginning of year	$23.06	$23.31	$22.23	$22.46	$22.04

Investment operations:
Net investment income (loss) (A)	0.92	1.02	1.22	1.37	1.47
Net realized and unrealized gain (loss)	(0.17)	(0.17)	1.14	(0.11)	0.63

Total investment operations	0.75	0.85	2.36	1.26	2.10

Distributions:
Net investment income	(0.98)	(1.10)	(1.28)	(1.49)	(1.68)

Net asset value, end of year	$22.83	$23.06	$23.31	$22.23	$22.46

Market value, end of year	$20.38	$20.80	$21.62	$21.79	$21.08

Total net asset value return (B)	3.84%	4.29%	10.74%	5.92%	10.00%

Total market price return (C)	2.77%	1.42%	4.78%	10.62%	0.41%

Ratio and supplemental data:
Net assets end of year (000’s)	$144,230	$145,720	$147,262	$140,461	$141,907
Expenses to average net assets	0.75%	0.75%	0.72%	0.78%	0.80%
Net investment income (loss) to average net assets	3.97%	4.41%	5.36%	6.19%	6.61%
Portfolio turnover rate	24%	32%	30%	33%	65%

(A)	Calculated based on average number of shares outstanding.
(B)	Total net asset value return is based on the change in current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the market prices on the payable dates. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
(C)	Total market price return is based on the change in current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, taking into account dividends revinvested at market prices in accordance with the terms of the dividend reinvestment plan.

The notes to financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS

At March 31, 2015

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Income Shares, Inc. (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund applies investment company accounting and reporting guidance. The Fund’s primary investment objective is to seek as high a level of current income as is consistent with prudent investment, with capital appreciation as only a secondary objective.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Fund. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Fund’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of fund holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Fund; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Fund by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Fund. TFS’s supervisory and administrative services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Fund by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Fund from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Fund’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and its dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Fund. State Street performs back office services to support TFS, including furnishing financial and performance information about the Fund for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Fund, as numerated within the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. The lending of securities exposes the Fund to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Fund may experience delays in

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2015

NOTE 1. (continued)

recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at March 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at March 31, 2015.

Open repurchase agreements at March 31, 2015, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Fund may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts and foreign cash overdrafts are reflected in Custody fees and Interest income within the Statement of Operations, respectively.

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2015

NOTE 1. (continued)

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuation.

TBA commitments held at March 31, 2015, if any, are identified in the Schedule of Investments. Open balances at March 31, 2015, if any, are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed-delivery settlements: The Fund may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.

When-issued securities or delayed-delivery securities held at March 31, 2015, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Fund may invest in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at March 31, 2015, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Illiquid securities: The Fund may invest in illiquid securities. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Illiquid securities held at March 31, 2015, if any, are identified in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2015

NOTE 1. (continued)

capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at March 31, 2015, if any, are identified in the Schedule of Investments.

Dividend distributions: Dividend distributions are declared monthly. Capital gains distributions are declared annually. Distributions are generally paid in the month following the ex-date, on or about the fifteenth calendar day. Distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. See “Automatic Reinvestment Plan” on page 26 for an opportunity to reinvest distributions in shares of the Fund’s common stock.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Fund’s investments at March 31, 2015, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2015

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2015

NOTE 2. (continued)

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

NOTE 3. RELATED PARTY TRANSACTIONS

TAM, the Fund’s investment adviser, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Fund.

TFS is the Fund’s administrator. TAM and TFS are affiliates of Aegon NV.

Certain officers and directors of the Fund are also officers and/or directors of TAM, AUIM, and TFS. No interested director, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Fund.

Investment advisory fees: The Fund pays management fees to TAM at an annual rate of 0.50% on daily Average Net Assets (“ANA”).

TAM has voluntarily elected to waive and/or reimburse Fund expenses to the extent that the total operating expenses of the Fund exceeds the following expense limit percentages to the Fund’s daily ANA:

Daily ANA	Expense Limit
First 30 million	1.50%
Over 30 million	1.00%

During the year ended March 31, 2015, there were no amounts reimbursed/waived by TAM.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended March 31, 2015 were as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 34,641,849	$ 440,689	$ 31,096,656	$ 1,814,293

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2015

NOTE 5. (continued)

Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, foreign bonds, distribution reclasses for REITs, foreign currency transactions, capital loss carryforwards, paydown gain/loss, bond premium amortization, and dividends payable.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary differences are due to distribution reclasses for REITs, foreign currency transactions, bond premium amortization and paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Paid-in Capital	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	$255,807	$(255,807)

At March 31, 2015, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Expires on March 31,			Unlimited
2015	2016	2017	Short-Term	Long-Term
$—	$—	$3,079,108	$—	$—

The capital loss carryforwards utilized or expired during the year ended March 31, 2015 were $914,010.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 was as follows:

2015 Distributions Paid From			2014 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$6,208,195	$—	$—	$6,950,652	$—	$—

The tax basis components of distributable earnings as of March 31, 2015 are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$158,171	$—	$(3,079,108)	$—	$(568,689)	$6,888,757

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Fund’s financial statements.

Transamerica Income Shares, Inc.	Annual Report 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica Income Shares, Inc.:

We have audited the accompanying statement of assets and liabilities of Transamerica Income Shares, Inc. (the “Fund”), including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Income Shares, Inc. at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 20, 2015

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

NOTICE TO SHAREHOLDERS (unaudited)

Effective May 22, 2015, the Fund’s principal investment strategies and principal risks are as set forth below.

Principal Investment Strategies

The Fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.

Under normal circumstances, at least 50% of the Fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the Fund’s sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the Fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The Fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The Fund may invest in securities of any maturity and does not have a target average duration.

In managing the Fund’s assets, the sub-adviser uses a combination of a global “top down” analysis and a “bottom up” fundamental analysis. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various factors that affect the movement of markets and securities prices worldwide. In its “bottom up” analysis, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine sector, security and yield curve positions for the Fund.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the Fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.

The Fund may purchase securities on a when-issued, delayed-delivery or forward commitment basis.

Principal Risks: Risk is inherent in all investing. Many factors affect the Fund’s performance. There is no assurance the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund may take temporary defensive positions; in such a case, the Fund will not be pursuing its principal investment strategies. The following is a summary description of principal risks (in alphabetical order) of investing in the Fund. You may lose money if you invest in this Fund.

•	Active Trading—The Fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.

•	Convertible Securities—Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit lower volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

•	Counterparty—The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or credit rating may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives, repurchase agreements and other financial contracts entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Credit—If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

the value of any underlying assets declines, the value of your investment will typically decline. Below investment grade, high-yield debt securities (commonly known as “junk bonds”) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

•	Currency—The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•	Currency Hedging—The Fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.

•	Derivatives—Using derivatives exposes the Fund to additional risks and can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. The Fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. The Fund’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•	Dollar Rolls—Fixed income securities with buy-back features enable the Fund to recover principal upon tendering the securities to the issuer or a third party. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

•	Emerging Markets—Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•	Equity Securities—Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline.

•	Extension—When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile.

•	Fixed-Income Securities—The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the Fund faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Investments—Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

•	Hedging—The Fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the Fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the Fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the Fund’s foreign investments. The Fund’s hedging strategies may not work as intended, and the Fund may be in a less favorable position than if it had not used a hedging instrument.

•	High-Yield Debt Securities—High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

•	Inflation-Protected Securities—Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

•	Interest Rate—Interest rates in the U.S. have been at historically low levels, so the Fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Leveraging—The value of your investment may be more volatile to the extent that the Fund borrows or uses derivatives or other investments that have a leveraging effect on the Fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets. The Fund also may have to sell assets at inopportune times to satisfy its obligations.

•	Liquidity—The Fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•	Loans—Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The Fund’s investments in loans are also subject to prepayment or call risk.

•	Manager—The Fund is subject to the risk that the sub-adviser’s judgments and investment decisions, as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the sub-adviser to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

•

Market—The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Fund may experience a substantial or complete loss on any individual security. Financial markets in the U.S., Europe and elsewhere have experienced increased volatility and decreased liquidity since the global financial crisis began in 2008. Governmental and

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, or other related efforts in response to the crisis could negatively affect financial markets generally and increase market volatility as well as result in higher interest rates and reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser. Whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and in some instances may contribute to decreased liquidity and increased volatility in the financial markets.

•	Mortgage-Related and Asset-Backed Securities—The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

•	Portfolio Selection—The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

•	Preferred Stock—Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•	Prepayment or Call—Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.

•	Sovereign Debt—Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

•	Structured Instruments—The Fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

•

U.S. Government Agency Obligations—Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

•	Valuation—The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology.

•	Warrants and Rights—Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Transamerica Income Shares, Inc.	Annual Report 2015

SUPPLEMENTAL TAX INFORMATION (unaudited)

For corporate shareholders, 1.62% of investment income (divided income plus short-term gains, if any) qualifies for the dividends received deduction.

The Fund designates a maximum amount of $102,450 as qualified dividend income, which is 1.62% of what was distributed.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2014. Complete information was computed and reported in conjunction with year 2014 Form 1099-DIV.

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

AUTOMATIC REINVESTMENT PLAN (unaudited)

Holders of 50 shares or more of the Fund’s common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Fund through participation in the Automatic Reinvestment Plan (the “Plan”). Under the Plan, Computershare, as Transfer Agent, automatically invests dividends and other distributions in shares of the Fund’s common stock by making purchases in the open market. Plan participants may also deposit cash in amounts between $25 and $2,500 with Computershare for the purchase of additional shares. Dividends, distributions and cash deposits are invested in, and each participant’s account credited with, full and fractional shares.

The price at which Computershare is deemed to have acquired shares for a participant’s account is the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.

Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.

Another feature of the Plan is the “Optional Cash Only” feature. You can make additional investments only, without reinvesting your monthly dividend. If you own 50 shares or more, registered in your name and currently in your Plan account, and desire to periodically send additional contributions between $25 and $2,500 for investment, you may do so. The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions. Rather, the shares you acquire if you participate in the “Optional Cash Only” feature of the Plan will be held for safekeeping in your Plan account. Each investment will be made on or near the next dividend payment date. All other procedures for the purchase and sale of shares described above will apply.

Computershare charges a service fee of $1.75 for each investment, including both dividend reinvestment and optional cash investment.

Shareholders interested in obtaining a copy of the Plan should contact Computershare:

Computershare

P.O. Box 43006

Providence, RI 02940-3006

Telephone: 800-454-9575

Transamerica Income Shares, Inc.	Annual Report 2015

Board Members and Officers (unaudited)

The Board Members and executive officers of the Company are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Company because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Company and may also be referred to herein as an “Independent Board Member.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment adviser and its respective sub-adviser.

The Funds are among the Funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 184 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 4600 South Syracuse St., Suite 1100, Denver, CO 80237.

The Board Members, their year of birth, their positions with the Company, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – present);

Vice President, Transamerica Premier Life Insurance Company (2010 – present);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – present);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – present);

				184	N/A

Transamerica Income Shares, Inc.	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)			Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – present).
Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	184	First Allied Holdings Inc. (2013 – 2014)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	184	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);	184	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Income Shares, Inc.	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	184	N/A
Russell A. Kimball, Jr. (1944)	Board Member	Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	184	N/A
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present);	184	N/A

Transamerica Income Shares, Inc.	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Eugene M. Mannella (continued)

President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII

(2008 – 2010); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	184	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2004	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	184	Operation PAR, Inc.
(2008 – present);

West Central
Florida Council –
Boy Scouts of
America
(2008 – 2013);

Remember Honor
Support, Inc. (non-
profit organization)
(2013 – present)

Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Income Shares, Inc.	Annual Report 2015

OFFICERS

The mailing address of each officer is c/o Secretary, 4600 S. Syracuse Street, Suite 1100, Denver, CO 80237. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See prior table.
Tané T. Tyler (1965)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Director, Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005 – 2013).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (1960)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Transamerica Income Shares, Inc.	Annual Report 2015

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (1970)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010).

Matthew H. Huckman, Sr. (1968)	Tax Manager	Since 2014	Tax Manager, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present); Tax Manager, TFS (2012 – present); and Assistant Mutual Fund Tax Manager, Invesco (2007 – 2012).
Scott M. Lenhart (1961)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008 – 2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

NOTICE OF PRIVACY POLICY

(unaudited)

At Transamerica Income Shares, Inc., protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of Transamerica Income Shares, Inc. in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Income Shares, Inc.	Annual Report 2015

Transamerica Income Shares, Inc.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Fund’s proxy voting policies and procedures is available without charge upon request by calling 1-888-233-4339 (toll free) or can be located on the Securities and Exchange Commission (“SEC”) website http://www.sec.gov.

In addition, the Fund is required to file Form N-PX, with the complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX is available without charge from the Fund by calling 1-888-233-4339, and can also be located on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transamerica Income Shares, Inc.	Annual Report 2015

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 3/31 (in thousands)
		2015	2014
(a)	Audit Fees	$27	$39
(b)	Audit Related Fees(1)	$0	$0
(c)	Tax Fees(2)	$4	$6
(d)	All Other Fees(3)	$0	$0

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services, and would not impair the independence of the accountant.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)	The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2014 and 2015 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Patricia L. Sawyer and John W. Waechter.

Item 6:	Schedule of Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

TRANSAMERICA INCOME SHARES, INC. (THE “FUND”)

PROXY VOTING POLICIES AND PROCEDURES

I.	Statement of Principle

The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ stockholders and have accordingly adopted these procedures.

II.	Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Adviser”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Fund to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees/Directors of each Fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the Fund. These policies and procedures are attached hereto.

III.	Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Funds and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the Funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to Legal department for inclusion in applicable SEC filings.

IV.	Securities on Loan

The Boards of Trustees/Directors of the Funds have authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the Funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the Fund wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

Last Revised 11/13/09

TRANSAMERICA ASSET MANAGEMENT, INC. (“TAM”)

PROXY VOTING POLICIES AND PROCEDURES (“TAM Proxy Policy”)

I. PURPOSE

The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.

II. TAM’S ADVISORY ACTIVITIES

TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

III. SUMMARY OF THE TAM PROXY POLICY

TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Glass, Lewis & Co., LLC. (“Glass Lewis”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

IV. Delegation of Proxy Voting Authority to Sub-Advisers

TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).

V. ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES

A. Appointment of Proxy Administrator

TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).

B. Initial Review

1. The Proxy Administrator will collect from each Sub-Adviser:

a)	its Sub-Adviser Proxy Policy;

b)	a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

c)	a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

a)	whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

b)	whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

c)	whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.

C. Subsequent Review

TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

D. Record of Proxy Votes Exercised by Sub-Adviser

The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The

Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

VI. TAM EXERCISE OF PROXY VOTING AUTHORITY

A. Use of Independent Third Party

If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of Glass Lewis or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

B. Conflict with View of Independent Third Party

If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.

C. Asset Allocation Portfolios

For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.

VII. CONFLICTS OF INTEREST BETWEEN TAM OR ITS AFFILIATES AND THE FUNDS

The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VIII. RECORDKEEPING

A. Records Generally Maintained

In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:

1.	the TAM Proxy Voting Policy; and

2.	records of Fund client requests for TAM proxy voting information.

B. Records for TAM Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

1.	proxy statements received regarding matters it has voted on behalf of Fund clients;

2.	records of votes cast by TAM; and

3.	copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

C. Records Pertaining to Sub-Adviser Proxy Policies

The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

1.	each Sub-Adviser Proxy Policy; and

2.	the materials delineated in Article V above.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

D. Time Periods for Record Retention

All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.

IX. PROVISION OF TAM PROXY POLICY TO FUND CLIENTS

The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.

Last Revised: July 1, 2012

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers as of March 31, 2015.

Name/Year Joined	Role	Employer	Positions Over Past Five Years
Brian W. Westhoff, CFA/2005	Lead Portfolio Manager	AUIM	Principal, Portfolio Manager
Jim Schaeffer/2011	Portfolio Manager	AUIM	Senior Vice President, Director of Distressed Debt, Head of US Leveraged Finance
Rick Perry, CFA, CPA/2011	Portfolio Manager	AUIM	Senior Vice President, Director of Investment Grade Credit
Doug Weih	Portfolio Manager	AUIM	Head of U.S. Public Fixed Income, Portfolio Manager

(a)(2) Other Accounts Managed by Portfolio Managers.

The table below indicates, for each portfolio manager of the fund, information about the accounts, other than the fund, over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2015.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed (in Millions)	Number	Assets Managed (in Millions)	Number	Assets Managed (in Millions)
Brian W. Westhoff	6	$3,304	2	$616	19	$3,574
Jim Schaeffer	5	$3,413	7	$1,740	17	$6,827
Rick Perry	6	$3,304	2	$841	15	$43,276
Doug Weih	16	$20,633	1	$749	3	$11,749

Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Brian W. Westhoff	0	$0	0	$0	0	$0
Jim Schaeffer	0	$0	0	$0	5	$2,071
Rick Perry	0	$0	0	$0	0	$0
Doug Weih	0	$0	0	$0	0	$0

(a)(3) Compensation of Portfolio Managers and Material Conflicts of Interest.

Compensation

As of March 31, 2015, each portfolio manager’s compensation is provided by the portfolio’s sub-adviser and not by the portfolio. The portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the portfolio’s assets; leadership and communication with clients; assisting with the sub-adviser’s strategic goals; and contributions to related projects. Some of the portfolio managers also participate in the sub-adviser’s deferred compensation plan, which is based on company performance factors, with payment made in restricted stock shares following a two or three year deferral period.

Conflict of Interest

At Aegon USA Investment Management, LLC (“AUIM”), individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the portfolios, AUIM manages separate accounts for institutions, individuals, as well as various affiliated entities, which could create the potential for conflicts of interest. AUIM recognizes its fiduciary obligation to treat all clients, including the portfolios, fairly and equitably. AUIM mitigates the potential for conflicts between accounts through its trade aggregation and allocation policy and procedures. To facilitate the fair treatment among all our client accounts, AUIM does not consider factors such as: account performance, account fees, or our affiliate relationships when aggregating and allocating orders. In addition to the trade aggregation and allocation policy and procedures, AUIM manages conflicts of interest between the portfolios and other client accounts through compliance with AUIM’s Code of Ethics, internal review processes, and senior management oversight.

(a)(4) Dollar Range of Securities Owned by Portfolio Managers as of March 31, 2015.

Portfolio Manager	Beneficial Ownership of the Fund
Brian W. Westhoff	$50,001 – $100,000
Jim Schaeffer	None
Rick Perry	None
Doug Weih	$1 – $10,000

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)	A certification for the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Income Shares, Inc.
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	June 4, 2015

By:	/s/ Vincent J. Toner
Vincent J. Toner
Vice President and Treasurer
(Principal Financial Officer)
Date:	June 4, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer